EXHIBIT 10.23

SUBSCRIPTION AGREEMENT

           SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of [______________, ____], by and among Terra Energy & Resource Technologies, Inc., a Delaware corporation (the “Company”), and the undersigned subscriber (the “Investor”).

WHEREAS, the parties are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Company desires to sell, on a best efforts basis, up to 50 units (“Units”) of the Company’s securities (the “Offering”), with each Unit consisting of 200,000 shares of the Company’s common stock, at the purchase price of $10,000 per Unit (the “Purchase Price”); the minimum investment amount is one Unit; there is no minimum amount of Units required to be sold in the Offering and closings on any sales of Units may be conducted at any time;

WHEREAS, the Investor desires to purchase, and the Company desires to issue and sell to the Investor, upon the terms and conditions set forth in this Agreement, the number of Units set forth on the signature page hereof;

NOW THEREFORE, the parties hereby agree as follows:

                1.           The Investor hereby subscribes for and agrees to purchase the number of Units set forth on the signature page hereof at the Purchase Price per Unit.

2.           [The date of the sale of the Units pursuant to this Agreement (hereinafter, the “Closing”), shall occur no later than [_____________] or as soon as practicable thereafter; provided, however, if the Closing is not completed by [_____________], this Agreement shall be null and void.]  On or prior to the Closing, the Investor shall pay the full purchase price for the Unit(s) to be issued and sold to the Investor by cash, check or wire transfer of immediately available funds.

3.           [In the event the Company proposes to sell any common stock or other securities convertible into or exercisable for common stock in a private placement of at least $500,000 in the aggregate to accredited investors (the “Qualifying Private Placement”), the Company shall provide notice (the “Qualifying Private Placement Notice”) to the Investor and the Investor shall have a right to purchase (the “Right to Purchase”) the same securities offered in such Qualifying Private Placement on the same terms and conditions thereof, in an amount up to the amount of the Investor’s subscription pursuant to this Agreement.  The Investor is aware that the Company is contemplating a private placement of securities, consisting of common stock and cash distribution rights, on a $3.5 million/$5.8 million minimum-maximum basis (the “Terra TDD Unit Offering”).  For purposes of this Section 3, the Terra TDD Unit Offering shall be interpreted within the meaning of Qualifying Private Placement.  There is no representation that the Terra TDD Unit Offering or any other Qualifying Private Placement will be consummated.  If the Investor elects to exercise its Right to Purchase, the Investor shall give written notice to the

Company of the Investor’s election, which election notice will not be enforceable against the Company unless received by the Company within ten (10) business days of delivery by the Company of the Qualifying Private Placement Notice, and a closing shall be held no later than the date of the proposed closing date of such Qualifying Private Placement specified in the Qualifying Private Placement Notice, which proposed closing date shall not be less than ten (10) business days following the date of the Qualifying Private Placement Notice.  The Right to Purchase afforded by this Section 3 will expire upon the earlier of:  (i) the tenth business day following the initial closing or termination of the Terra TDD Unit Offering, provided that the Terra TDD Unit Offering is commenced in 2009; (ii) the closing or termination of such different Qualifying Private Placement, in the event the Terra TDD Unit Offering is not commenced and/or the Company commences a different Qualifying Private Placement within twelve months of the final closing pursuant to the Offering; (iii) the one year anniversary date of the final closing pursuant to the Offering; or (iv) the Investor’s failure to purchase securities in any transaction subject to the Right to Purchase.]

4.           The Investor will be entitled to piggyback registration rights with respect to the shares purchased on any registered offering by the Company on its own behalf or on behalf of selling stockholders subject to customary exceptions.  The Company, and/or the managing underwriter with respect to the registration statement, will have the right to reasonably limit the number of shares included in the registration statement, in which event the Investor will have the right to include shares on a pro rata basis as among all similarly situated selling stockholders.  The piggyback registration rights shall terminate on the earlier of (i) the one year anniversary date of the closing or (ii) the date the shares purchased are eligible to be sold in reliance upon Rule 144 of the Securities Act.

5.           The Company will use the net proceeds from the sale of the Units for working capital and general corporate purposes.  The Company may engage the services of a selling agent for placing the Units; such selling agent may be entitled to a placement fee of up to: 10% of the gross proceeds from the sale of the Units and three-year warrants equal to 5% of the gross amount raised.

6.           The Investor is purchasing the Units for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.  The Investor is purchasing the Units for its own account or for the account of beneficiaries for whom the Investor has full investment discretion and whom the Investor has full authority to bind, so that each such beneficiary is bound hereby as if such beneficiary were a direct subscriber hereunder and all representations, warranties and agreements herein were made directly by such beneficiary. The Investor acknowledges that it is not purchasing the Units as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or at any seminar media or broadcast over radio or television or any seminar or meeting whose attendees were invited by general solicitation or general advertising.

7.           The Investor acknowledges that it is an “accredited investor” as defined in S.E.C. Rule 501(a) of the Securities Act.  The Investor has such knowledge and experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Units and making an informed investment decision.  The Investor acknowledges that an investment in the Units pursuant to this Agreement is speculative and involves a high degree of risk.  The Investor has adequate means of providing for the Investor’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment, and can afford a complete loss of such investment. The Investor, if an individual, has adequate means of providing for the Investor’s current needs and personal and family contingencies and has no need for liquidity in its investment in the Units.  The Investor, in electing to subscribe for the Units, has conducted its own independent investigation of the Company.  The Investor has carefully reviewed and understands the Company’s reports and filings made with the Securities and Exchange Commission.  The Investor has had access to all the information necessary to make a fully informed investment decision.  The Investor has had the opportunity to meet with representatives of the Company and to speak to such representatives to ask such questions and receive such other information about the Company as the Investor might desire.  The Investor represents that it has had an opportunity to review all other documents, records, books and other information pertaining to the Investor’s investment in the Company that have been requested by the Investor, and has carefully reviewed the information provided.  The Investor has been given no oral or written representations or assurances from the Company or any representation of the Company that are not specifically set forth in this Agreement.  The Company’s auditors have issued a going-concern qualification in connection with the Company’s financial statements.  The Investor understands that the following risk factors, among others, may affect the business activities of the Company:  the Company has limited assets; the Company has debts and loans outstanding; the Company expects to incur operating losses and net losses for the near-term as it incurs additional costs associated with implementing business strategy and developing products and services for commercial use; the Company intends to seek additional funding to support the development of its products and services, working capital, and capital expenditures; the limited experience of management in this particular field of business; the Company does not have a specific plan for the use of net proceeds of the funds it raises; the Company may use proceeds of funding to pay hereinafter incurred or existing liabilities, obligations, and/or judgments; the Investor will sustain an immediate and substantial dilution; the Company’s intended business is evolving and intensely competitive, and the Company expects competition to intensify in the future; the Company may be dependent on forming strategic alliances with other companies; the Company is dependent on innovative research and development; the Company’s business may be dependent on protection of proprietary technology and there can be no assurance that the Company owns or will own any technologies or will be able to protect such technologies; the Company is dependent on the capabilities of third parties, including technical personnel; the Company’s business may be affected by changes in government regulation; and future advances in technology may make the Company’s proposed business activities obsolete.

[The Investor has truthfully completed the Confidential Investor Questionnaire annexed hereto as Exhibit A.  .The representations, warranties and agreements of the Investor pursuant to the Confidential Investor Questionnaire are incorporated by reference herein.]

8.           The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Units.

9.           The Investor understands that the Units are “restricted” securities and are not being registered under the Securities Act or any applicable state securities laws, and any of the Units may not be transferred unless (a) such securities are sold pursuant to an effective registration statement under the Securities Act, (b) the Investor shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration to the reasonable satisfaction of the Company, (c) the securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Investor who agrees to sell or otherwise transfer the securities only in accordance with the terms of this Agreement and who is an accredited investor, or (d) the securities are sold pursuant to Rule 144, and the Investor shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions to the reasonable satisfaction of the Company. The Investor understands that the securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended.  The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act.”

           10.           THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES) GOVERN ALL MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ALL OF THE TRANSACTIONS IT CONTEMPLATES, INCLUDING, WITHOUT LIMITATION, ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE, AND ENFORCEMENT.  THE COMPANY AND THE INVESTOR HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS AND THE NEW YORK STATE COURTS LOCATED IN NEW YORK COUNTY IN THE STATE OF NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  BOTH THE COMPANY AND THE INVESTOR IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING.  BOTH THE COMPANY AND THE INVESTOR FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FEDERAL EXPRESS (OR OTHER SIMILAR REPUTABLE COURIER OR DELIVERY SERVICE) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING.  NOTHING HEREIN SHALL AFFECT ANY PARTY’S RIGHT TO SERVE

PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.  BOTH THE COMPANY AND THE INVESTOR AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.  BOTH THE COMPANY AND THE INVESTOR HEREBY WAIVE A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER IN RESPECT OF ANY MATTER ARISING OUT OR IN CONNECTION WITH THIS AGREEMENT.

11.           Any notices required or permitted to be given under the terms of this Agreement shall be sent by express mail or delivered personally or by courier (including a recognized overnight delivery service) and shall be effective three days after being sent by express mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service), in each case addressed to a party.  The addresses for such communications shall be:

If to the Company:
Attn.: Chief Executive Officer
Terra Energy & Resource Technologies, Inc.
99 Park Avenue, 16th Floor
New York, NY 10016
Telephone:  212-286-9197
Facsimile:  917-591-5988

If to the Investor:
At the contact address and/or facsimile number listed on the signature page hereof.

Each party shall provide notice to the other party of any change in address.

12.           [The Investor agrees to hold the Company and its directors, officers, employees, controlling persons and agents (including any selling agent and its managers, members, officers, directors, employees, counsel, controlling persons and agents) and their respective heirs, representatives, successors and assigns harmless from and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (i) any misrepresentation made by the Investor contained in this Agreement (including the Confidential Investor Questionnaire), (ii) any sale or distribution by the Investor in violation of the Securities Act of 1933, as amended, or any applicable state securities or “blue sky” laws or (iii) any untrue statement of a material fact made by the Investor and contained herein.]

13.           This Agreement contains the entire understanding of the Company and the Investor with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters.  Except as provided herein, no provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.  The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. The language used in this Agreement will be deemed to be the language chosen by the Company and the Investor to express their mutual intents, and no rules of strict construction will be applied against any party.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE
TO SUBSCRIPTION AGREEMENT

___________________________                ___________________________

______________________ x $10,000 per Unit  = Total Purchase Price of USD $__________
(Number of Units subscribed for)

___________________________                ___________________________
Signature                                                              Signature (if purchasing jointly)

___________________________                ___________________________
Name Typed or Printed                                      Name Typed or Printed

___________________________                ___________________________
Entity Name                                                          Entity Name

___________________________                ___________________________
Address                                                                Address

___________________________                ___________________________
City, State and Zip Code                                    City, State and Zip Code

___________________________                ___________________________
Telephone-Business                                          Telephone-Business

___________________________                ___________________________
Telephone-Residence                                        Telephone-Residence

___________________________                ___________________________
Facsimile-Business                                             Facsimile-Business

___________________________                ___________________________
Facsimile-Residence                                           Facsimile-Residence

___________________________                ___________________________
Tax ID # or Social Security #                             Tax ID # or Social Security #

Name in which Units should be issued:  _______________________________

Dated  ________________________________

[SIGNATURE PAGE CONTINUED ON NEXT PAGE ]

SIGNATURE PAGE
TO SUBSCRIPTION AGREEMENT
(Continued)

CERTIFICATE OF SIGNATORY
(To be completed if Units are being subscribed for by an entity)

The undersigned is the [insert title: _________________________] of ___________________________________________________________, the subscribing entity set forth above (the “Entity”).  I certify that I am empowered and duly authorized by the entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, ______.

(Signature)

ACCEPTANCE OF SUBSCRIPTION

This Subscription Agreement is agreed to and accepted as of [________________, ____].

TERRA ENERGY & RESOURCE TECHNOLOGIES, INC.

By:____________________________________
Name:
Title:

[EXHIBIT A
to Subscription Agreement]

CONFIDENTIAL INVESTOR QUESTIONNAIRE

INSTRUCTIONS:
PLEASE ANSWER ALL QUESTIONS.  If the appropriate answer is “None” or “Not Applicable”, so state.  Please print or type your answers to all questions.  Attach additional sheets if necessary to complete your answers to any item.

1.           The Investor agrees that the Investor will notify the Company at any time on or prior to the Closing in the event that the representations and warranties in this Questionnaire shall cease to be true, accurate and complete.

2.           The Investor represents and warrants that the Investor comes within one category marked below, and that for any category marked, the Investor has truthfully set forth, where applicable, the factual basis or reason the Investor comes within that category.

Category A____	The Investor is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B____
The Investor is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C____	The Investor is a director or executive officer of the Company that is issuing and selling the Units.

Category D____
The Investor is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

(describe entity)

Category E____	The Investor is a private business development company as defined in section 202(a) (22) of the Investment Advisors Act of 1940. (describe entity)

Category F____
The Investor either is a corporation, partnership, Massachusetts or similar business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000.

(describe entity)

Category G____
The Investor is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H____
The Investor is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Questionnaire.

(describe entity)

Category I____	The Investor is not within any of the categories above and is therefore not an “accredited investor”.

 3.           Please answer each of the following (as applicable).

(a)	For an individual Investor, please describe your current employment, including the company by which you are employed and its principal business:

(b)	For an individual Investor, please describe any college or graduate degrees held by you:

(c)           For all Investors, please list types of prior investments:

(d)	For all Investors, please state whether you have you participated in other private placements before:
YES_______                                           NO_______

If your answer was “YES”, please indicate frequency of such prior participation in private placements of:

Public Private Companies Companies Frequently Occasionally Never

(e)	For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?
YES_______                                           NO_______

(f)	For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?
YES_______                                           NO_______

(g)	For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future:
YES_______                                           NO_______

(h)	For all Investors, do you expect your total assets to significantly decrease in the foreseeable future:
YES_______                                           NO_______

(i)
For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______                                           NO_______

4.           Please circle the manner in which title to the Units is to be held (circle one):

(a)           Individual Ownership
(b)           Community Property
(c)           Joint Tenant with Right of Survivorship (both parties must sign the signature page)
(d)           Partnership*
(e)           Tenants in Common
(f)           Corporation *
(g)           Trust*
(h)           Limited Liability Company*
(i)           Other

*	If Units are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

 5.           FINRA Affiliation.

A.           Are you affiliated or associated with a FINRA member firm (please check one):
YES_______                                           NO_______

If Yes, please describe:
_________________________________________________________
_________________________________________________________

B.	If Investor is a registered representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The Investor FINRA member firm acknowledges receipt of the notice required by FINRA’s Conduct Rule 3050.

_________________________________
Name of FINRA Member Firm

By: ______________________________
        Authorized Officer

Date: ____________________________

6.           The Investor hereby represents and warrants that:

______(Investor’s initials)                                                      The Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of any prospective investment in the Company.

______(Investor’s initials)	The Investor has had access to such information regarding the Company as it deems necessary to make an informed investment decision.

______(Investor’s initials)	The Investor its investment in this offering does not represent a disproportionate amount of its disposable income, and, that it can bear the total loss of its investment.

 7.           The Investor is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section 6 and such answers have been provided under the assumption that the Company will rely on them.

The Investor is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire and such answers have been provided under the assumption that the Company will rely on them.

The Investor confirms that the foregoing statements are correct, to the best of the Investor's knowledge and belief.

Name of Investor (i.e., name in which Units should be issued)

___________________________                ___________________________
Signature                                                              Signature (if purchasing jointly)

___________________________                ___________________________
Name Typed or Printed                                      Name Typed or Printed

Title of Signatory (for entities) ____________________________

Dated _______________________________